SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2010

General Automotive Company

(Exact name of registrant as specified in its charter)

Nevada	333-137755	20-3893833
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 , Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407 363-5633

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective January 5, 2010, General Automotive Company and Cross, Fernandez & Riley, L.L.P have ceased their client-auditor relationship. Cross, Fernandez and Riley, LLP has declined to stand for re-election as principal auditors of the Registrant’s financial statements. The Audit Committee of the Registrant has not approved the engagement of a new primary auditor.

The Cross, Fernandez and Riley, LLP Firm reports on the Registrant’s financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

The audit reports for the years ended December 31, 2007 and December 31, 2008 contain an uncertainty about the Registrant’s ability to continue as a going concern.

During the year ended December 31, 2009 and through January 5, 2010, there have been no disagreements with Cross, Fernandez and Riley, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Cross, Fernandez & Riley, LLP, would have caused it to make a reference to the subject matter of the disagreements in its reports on the Registrant’s financial statements for such yeas. During the year ended December 31, 2009 through January 5, 2010, there were no “reportable events”, as described in Item 304(a)(1)(v) of Regulation S-K.

Cross, Fernandez, & Riley, LLP furnished the Registrant and the Securities and Exchange Commission with a letter of confirmation of this disclosure.

In accordance with Item 304 of Regulation S-K, the Registrant has provided Cross, Fernandez & Riley, LLP with a copy of this Form 8K and has asked that Cross, Fernandez & Riley, LLP provide a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant above and, if not, stating the respects in which Cross, Fernandez & Riley, LLP does not agree. Cross, Fernandez & Riley, LLP has furnished the Registrant with a letter to the Commission agreeing with the disclosures contained herein with respect to Cross, Fernandez and Riley, LLP. The Registrant has filed the letter as exhibit 16.2 to this current report containing this disclosure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit. Number	Description of Exhibit

16.1	Letter of confirmation from Cross, Fernandez & Riley, LLP dated January 5, 2010 addressed to Shawn Powell, Chief Financial Officer.

16.2	Letter of confirmation and acknowledgement addressed to the Securities and Exchange Commission from Cross, Fernandez & Riley, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/S/ SHAWN POWELL JOSEPH
Shawn Powell Joseph

Date: January 11, 2010